McGlinn Balanced Portfolio

                Penn Street Advisors Sector Rotational Portfolio

                      Cumberland Taxable Income Portfolio

                       Baldwin Large-Cap Growth Portfolio

                    Walnut Asset Management Equity Portfolio

                                 ANNUAL REPORT
                                October 31, 2001

Dear Shareholder:

The portfolios that are listed in this Annual Statement of the Penn Street Fund, Inc. provide a variety of investment options to the shareholder. We have asked each of the Portfolio Advisors-McGlinn Capital Management, Inc., Baldwin Investment Management, Cumberland Advisors, Inc., Millennium Capital Advisors of PA, Inc. (formerly Penn Street Advisors) and Walnut Asset Management-for a review of their portfolios and their analyses of the economy in general. Their views are provided in the letters addressing each of the individual portfolios. Please note these are solely the views for each of the individual portfolios and not of the Fund itself.

PSA Sector Portfolio
--------------------

In previous market commentaries, we commented that this was not the ideal market environment to start a new mutual fund. In light of the horrific events of September 11th, this seems like a huge understatement. For the twelve and six months ending 10/31/01, the Russell 1000 was down 25.9% and 14.7% respectively despite a dramatic rebound in the equity markets of 9.8% from 9/21/01 through 10/31/01. In the last six months, every single economic sector was down, with ten of the eleven sectors having double-digit declines. In this investment environment, it is nearly impossible to avoid losses in a well diversified portfolio. In this difficult environment, our quantitative process, which takes into account analysts earnings revisions and earnings surprises, helped us avoid sectors that were the most negatively affected by the economic slowdown and individual companies that had above average deterioration in profits. For the twelve and six months ending 10/31/01, the sector fund was down 12.90% and 12.97% respectfully.

There have been a number of significant sector shifts in the portfolio since our last letter to shareholders on 4/30/01. As the declining economy had a negative effect on earnings prospects, the portfolio became less cyclical and had a greater weighting in companies with more stable earnings patterns. Our weighting in the Energy sector has gone from 16.14% to 3.93%, and our weighting in the industrial sector has gone from 8.84% to 3.74%. At the same time, our weighting in the Consumer Staples sector has gone from 8.8% to 14.77%, and our weighting in the Healthcare sector has gone from 5.67% to 15.52%. These defensive moves were particularly helpful to relative performance in late September following the reopening of the stock market. In the six months ended 10/31/01, Energy was down 15.20% and Industrials were down 21.87%, while Consumer Staples were down 11.03% and Healthcare was down 1.66%. Healthcare was the best performing sector over the last six months.

The fund has continued to benefit from an underweight in Technology, currently 14.43% of the portfolio. Over the six months ended 10/31/01, the Technology sector has declined 24.01%. The fund also benefited from individual stock selection within this sector. Three of our technology holdings fall under the category of systems or data processing. These firms did not have the dramatic drop in earnings that computer, software or data storage companies had. These stocks are Affiliated Computer, EDS, and First Data. We also own two defensive oriented stocks, (Alliant Tech systems and L3 Communications) that fall in the Technology Sector, that were up over the last six months and were dramatically higher than the sector. Millennium Capital Advisors of PA, Inc.

McGlinn Balanced Portfolio
--------------------------

For the year (after a difficult last six months), the McGlinn Balanced Fund was able to post strong relative performance versus its benchmark. The total return for the Fund was - 4.72% compared to a -6.80% for the benchmark (50% S&P 500/50% Lehman Intermediate Bond Index). Looking at the latest six months, the Fund trailed the benchmark return of - 4.05%, posting a return of -7.58%.

We would characterize the past 12 months as a severe test for the financial markets. Last year at this time we were predicting a slowdown in the economy and the end of restrictive monetary policy from the Federal Reserve. We felt that as economic uncertainty mounted, additional volatility would be especially prevalent in the stock market. Soon after our April 30 report, stocks resumed their slide and the Fed continued its reduction of interest rates and its attempt to stimulate the economy. Toward the end of the summer, the pulse of the economy and the stock market was weak. However, we felt the seeds were being
planted  for  a  recovery.   Along  with  favorable  interest  rates,   business
inventories were being drawn down, fiscal stimulus from tax cuts was forthcoming, energy prices were falling, and some leading economic indicators were turning up. With its generous weighting in industrial/cyclical stocks, the McGlinn Balanced Fund was positioned to benefit from a shift of investor focus from concern about the present to anticipation of better times ahead.

The events of September 11th derailed the anticipated turnaround in the economy. The precise impact of the terrorist attacks on the economy is impossible to calculate. That said, the "New World" this country finds itself confronting would obviously dampen future economic growth and corporate profitability. This concept was readily seen in the sharp price corrections in economically sensitive stocks in the days following the reopening of the stock exchanges. October, the last month of the fiscal year, did provide a respectable rebound for stocks and allowed the Fund to partially recover from this correction.

With a partial recovery in stock prices, a key question is "what's next"? We fully expect high volatility to remain for stocks as corporations struggle to reverse depressed earnings levels. With additional aggressive easing of interest rates by the Fed in the last few weeks, we believe the economic recovery could be more pronounced when it begins. Interest rates have fallen to a level where Treasury Bills and money market funds yield well under 3% and are no longer a viable holding for many investors. This situation, when combined with the vast amount of liquidity sitting on the sidelines, should provoke investors to move money into stocks as a more attractive long-term investment. We believe the stock market will extend its recovery into the coming fiscal year.

The Fund will continue to be tilted toward owning companies that possess strong earnings potential and exhibit solid core fundamentals and financial strength. The portfolio holdings are priced at levels we feel adequately discount the current state of depressed economic activity and offer attractive risk/return scenarios. The primary weightings are found in basic materials, industrials, technology, financials, and energy.

Bond returns have been healthy over the last two years, as interest rates have been on a fairly steady decline. This past fiscal year, bonds provided a total return of over 13%. The fixed income portion of the Fund has been shifting into higher yielding corporate bonds as we scale back on U.S. Treasuries. We believe the bulk of the decline in long-term interest rates is behind us and we will monitor the maturity structure of the portfolio accordingly to dampen price swings in bonds. McGlinn Capital Management, Inc.

Baldwin Large Cap Growth Portfolio
----------------------------------

The year 2001 has certainly been an eventful one for the investment community. The world still has visions of large jet airliners crashing into two of Capitalism's icons, The World Trade Centers in New York City and another plane tearing a great gash in America's military fortress, The Pentagon outside of Washington, D.C. These terrorist acts cost thousands of innocent people their lives - but at the same time galvanized the American spirit as it has not been galvanized since World War II.

Immediately in the aftermath of September 11th's tragedies, "all hands" were called on deck. The Federal Reserve Bank led central banks around the world in cutting interest rates to levels not seen in decades. The United States government quickly passed expenditure programs to pump cash into the American economy in support of people and business. In fact, a second shot of fiscal stimulus is just now winding its way through the halls of Congress and is expected to be passed before year end - lending further economic stimulus. All this has been done in order to salve the shock of September 11 and help prevent a nasty recession in the United States and indeed around the World.

It is an old Wall Street axiom that the market has to climb a "wall of worry". In other words, the stock market looks to the future and does not focus on the present. This is why, we believe, the market has had such a healthy rally since its nadir on September 21, 2001. Without question, there are presently significant worries regarding recession, the possibility of another terrorist attack and less than stellar earnings in the immediate future. Nevertheless, we believe that looking six to nine months down the road as the stock market does, comparisons with like periods in the year gone by will start to look easy.

Commensurate with our positive stance on the stock market, investors should note that the portfolio is underweighted in areas such as: consumer staples and energy and well exposed to more cyclical areas like information technology, financials, and industrials. We are also quite enthusiastic about health care, as the demographics continue to be strongly in favor of increased spending on health with an ever aging population.

Overall, we are pleased that our cautious investment of the Large Cap Growth Portfolio monies has proven to be the right course over the past year. We were very pleased to be told that in the Morningstar Universe for Large Cap Growth Stock managers, the Baldwin Fund outperformed 96% of our colleagues. We hope to successfully continue down this path. Baldwin Investment Management


Cumberland Taxable Income Portfolio
-----------------------------------

Events of September 11th and its aftermath have jolted all financial markets. They have caused Americans to look inward to reconsider their personal lives. All of us mourn the losses in human life. Many families and communities are personally touched by this tragedy. The events only make it more difficult for a new mutual fund portfolio. That is the arena in which we find ourselves as we write this annual letter.

The Cumberland Taxable Bond Fund is a relatively new fund portfolio that deployed cash into the market starting in the middle of last year.

The fixed income markets in 2001 have suffered some malaise in the prices of bonds. Bonds have been somewhat weak during the year even as the Federal Reserve has cut short term interest rates to the lowest level in 40 years.

In other words short term rates have been dropping quickly but longer term rates have been about the same level as they were in the beginning of the year. There are reasons why interest rates on these different maturities are headed in different directions.

Short term rates are controlled by actions of the Federal Open Market Committee; that is the policymaking arm of the Federal Reserve system. The FOMC is cutting rates quickly in order to stimulate the economy and keep it from a worsening recession.

Bond interest rates are mostly set by market forces. Market players are worried that the Fed's monetary stimulus and the government's fiscal stimulus will combine to cause some inflation in future periods. Therefore, bond investors have been demanding higher interest rates to compensate them for the added risk that this stimulus will trigger future inflation. Whether or not the actual inflation arrives remains to be seen. In the bond market perception is key in setting price levels.

We are very focused on the quality of the instruments in the fund and do not intend to take any major risk with credit quality.

The construction of the Cumberland Bond Portfolio takes into account our concern for credit quality and wariness towards inflation. Inflation, while still under control as measured by various core indices, is a concern for us. Recent productivity measures suggest the possibility of a slowing in productivity growth which means that unit labor costs could rise as the economy recovers from recession. Rising unit labor costs are usually a trigger for inflation.

The portfolio addresses these concerns by being invested only in obligations of the U.S. Government, its agencies, or state and local governments (taxable obligations). Within this framework, the portfolio allocates a substantial amount to inflation indexed bonds; these are by two issuers, one by the U.S. Treasury, the other by the Tennessee Valley Authority, a 100% government owned electric power wholesaler. We believe inflation indexed bonds will anchor the portfolio should inflation pick up in the years ahead; hence, we consider them to be core holdings of the portfolio.

Moving forward, we expect the growth of the economy to begin a recovery in the second half of 2002. We remain wary about the high U.S. Trade Deficit and the uncertainty of the value of the dollar. While we expect economic recovery there are always risks of more terrorism or other geo-political events which could impact markets and which are unpredictable. Cumberland Advisors, Inc.

Walnut Asset Management Equity Portfolio
----------------------------------------

Considering the events of September 11, it is difficult to write a logical and unemotional letter about stock market performance during the third quarter. Before the terrorist attack there was little good news of any kind that might bolster stock prices. Earnings warnings multiplied, the economy continued to sink and consumer confidence fell alarmingly. After the attack, the popular indexes all sold off over 15% before stabilizing. In the weeks since, however, there have been several developments that could benefit the equities market in the months ahead.

In the area of monetary policy, the Federal Reserve immediately moved to increase the money supply after the attack. Then, in two separate moves, the Fed dropped its key federal funds rate to 2.5%. This was the ninth time rates have been lowered this year. On Capital Hill all petty political bickering ceased as lawmakers came together behind the President in a show of unity. A $40 billion spending package was authorized to initiate a war on terrorism and more money was approved to aid the hard-hit airlines. In coming months there will undoubtedly be a large increase in defense spending. Billions more will be needed to shore up internal security efforts and rebuild the infrastructure that was destroyed.

Look back to America's response after the Japanese attack on Pearl Harbor in 1941 to see how quickly the economy can accelerate when the country gears up to fight a foreign enemy. The United States is the largest economic power in the world, made that way by the world's hardest working and most productive labor force. And now this economic might will be focused on defeating one of the most insidious evils our nation has ever faced. We expect a big increase in government spending and that should surely be reflected at some point in stock prices.

There is now unanimity among economists that the U.S. economy has been pushed into recession. That is hardly news to investors. And currently, few of these economists can see any light at the end of the tunnel. But just as they were late in recognizing a recession, they can be counted on to miss the early signs of a recovery. In our opinion, the monetary and fiscal stimulus that has already been applied will be the beginning of the end for the current recession and we expect stock prices to reflect this before too long.

We recognize there are some major hurdles to overcome during the next six months. A significant blow has been dealt to consumer confidence by the massive layoffs (over 500,000 in the last year) that have occurred in a number of key industries and by the attack on America. So far, the consumer has been about the only bright spot in the 2001 economy and a steep drop in spending could delay a recovery. In addition, the other major economic powers are all experiencing downturns and that is another obstacle that will make it harder for our economy to turn. But as the old saying goes, it always appears darkest just before the dawn. Based on what we see now, we are encouraged the worst is over for the stock market. Times like these most often represent great opportunities for investors.

We cannot think of a quarter that was worse than this one, and few stocks in any industry were able to resist the avalanche of selling. We are confident, however, that the issues in Walnut's Portfolio represent much better buys than sells at current prices. Because this is true of stocks in general, we believe the market will bottom out in this area, barring any more unexpected disasters. In the meantime, we remain focused on Walnut's investment principles of value, sector diversification and quality. Walnut Asset Management

All those involved at the Penn Street Fund would like to thank you for entrusting your investments with us. We hope that the views of our Portfolio Advisors have helped give you insight into the performance of the Portfolios as well as the performance of the market overall. We at the Penn Street Fund are very happy with the relative performance of our Portfolio Advisors, and look forward to a prosperous 2002.

Sincerely,


Michael Mara
President

MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
COMMON STOCKS 52.35%
                                                        Shares          Value
                                                        ------          -----
Consumer Discretionary - 4.11%
  *    AOL Time Warner, Inc.                               150      $      4,681
  *    Comcast Corp.                                       200             7,168
  *    Costco Wholesale Corp.                              100             3,783
       Dow Jones & Co. Inc.                                200             9,000
       New York Times Co. Class A                          200             8,250
       Target Corp.                                        400            12,460
       The Walt Disney Co.                                 200             3,718
                                                                    ------------
                                                                          49,060
                                                                    ------------
Comsumer Staples - 3.53%
       General Mills, Inc.                                 100             4,592
       Gillette Co.                                        200             6,218
       Kimberley-Clark Corp.                               300            16,653
       Proctor & Gamble Co.                                200            14,756
                                                                    ------------
                                                                          42,219
                                                                    ------------
Energy - 5.57%
       Conoco, Inc.                                        500            12,850
       Halliburton Co.                                     400             9,876
       Occidental Petroleum Corp.                          300             7,596
       Transocean Sedco Forex Inc.                         300             9,045
       Unocal Corp.                                        500            16,100
       USX-Marathon Group                                  400            11,036
                                                                    ------------
                                                                          66,503
                                                                    ------------
Financials - 10.05%
       Bank of America Corp.                               300            17,697
       Citigroup, Inc.                                     400            18,208
  **   Dime Bancorp, Inc.                                  300                63
  *    Fleet Boston Financial Corp.                        400            13,144
       Freddie Mac                                         100             6,782
       J.P. Morgan Chase & Co.                             400            14,144
       Merrill Lynch & Co.                                 200             8,742
       Morgan Stanley Dean Witter & Co.                    100             4,892
       UNUMProvident Corp.                                 700            15,701
       Washington Mutual, Inc.                             425            12,831
       Wells Fargo & Company                               200             7,900
                                                                    ------------
                                                                         120,104
                                                                    ------------

MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----
Healthcare - 5.00%
       Abbott Laboratories                                 100             5,298
       Bristol-Myers Squibb Co.                            100             5,345
       HCA, Inc.                                           150             5,949
       Johnson & Johnson                                   100             5,791
       Merck & Co.                                         100             6,381
       Pfizer, Inc.                                        200             8,380
       Pharmacia Corp.                                     100             4,052
       Schering-Plough Corp.                               500            18,590
                                                                    ------------
                                                                          59,786
                                                                    ------------
Industrials - 5.18%
       Emerson Electric Co.                                400            19,608
       Honeywell International, Inc.                       700            20,685
       Ingersoll-Rand Co.                                  300            11,190
       Minnesota, Mining & Manufacturing Co.               100            10,438
                                                                    ------------
                                                                          61,921
                                                                    ------------
Information Technology - 8.33%
       Electronic Data Systems                             300            19,311
       Hewlett-Packard Co.                                 400             6,732
       International Business Machines Corp.               225            24,316
  *    Micron Technology, Inc.                             300             6,828
  *    Microsoft Corp.                                     100             5,815
       Motorola Corp.                                      800            13,096
       SAP AG-SA                                           200             5,140
       Texas Instruments, Inc.                             300             8,397
  *    Unisys Corp.                                      1,100             9,823
                                                                    ------------
                                                                          99,458
                                                                    ------------
Materials - 5.51%
       Alcoa Inc.                                          530            17,103
       Boise Cascade Corp.                                 400            11,424
  *    FMC Corp.                                           300            14,154
       Praxair, Inc.                                       300            14,238
  *    Smurfit-Stone Container Corp.                       600             8,886
                                                                    ------------
                                                                          65,805
                                                                    ------------

MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----
Telecommunication Services - 4.10%
       ALLTELL Corp.                                       300            17,142
       AT&T Corp.                                          850            12,962
       Sprint Corp.                                        200             4,000
       Verizon Communication Inc.                          300            14,943
                                                                    ------------
                                                                          49,047
                                                                    ------------

Utilities - 0.97%
       Williams Companies, Inc.                            400            11,548
                                                                    ------------

TOTAL COMMON STOCKS (Cost $703,838)                                      625,451

FIXED INCOME SECURITIES - 40.39%

                                                       Principal
                                                        Amount          Value
                                                        ------          -----
Basic Materials - 0.89%
       Dominion Resources 7.600% due 07/15/03           10,000            10,624
                                                                    ------------
Communication Services - 1.72%
       BellSouth Corp. 6.000% due 10/15/11              10,000            10,186
       WorldCom Inc. 7.500% due 05/15/11                10,000            10,307
                                                                    ------------
                                                                          20,493
                                                                    ------------
Consumer Discretionary - 1.28%
       The Walt Disney Co. 5.500% due 12/29/06          15,000            15,344
                                                                    ------------
Consumer Staples - 0.90%
       H.J. Heinz Co. 6.625% due 07/15/11               10,000            10,801
                                                                    ------------
Energy - 1.73%
       Conoco Funding Co. 5.450% due 10/15/06           10,000            10,124
       R&B Falcon Corp. 6.750% due 04/15/05             10,000            10,517
                                                                    ------------
                                                                          20,641
                                                                    ------------

MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                      Principal
                                                        Amount          Value
                                                        ------          -----
Financials - 2.66%
       Allstate Corp. 7.875% due 05/01/05               10,000            11,020
       Ford Motor Credit Co. 7.375% due 02/01/11        10,000            10,151
       JP Morgan Chase & Co. 6.750 due 02/01/11         10,000            10,591
                                                                    ------------
                                                                          31,762
                                                                    ------------
U. S. Government and Government Agencies - 31.21%
       FHLMC Gold 6.000% due 04/01/16                   14,461            14,884
       Freddie Mac 5.500% due 05/15/02                  25,000            25,452
       Freddie Mac 7.375% due 05/15/03                  15,000            16,095
       US Treasury Bond 5.750% due 08/15/03             50,000            52,953
       US Treasury Bond 5.875% due 02/15/04             50,000            53,592
       US Treasury Bond 5.875% due 11/15/04             65,000            70,438
       US Treasury Bond 5.625% due 02/15/06             15,000            16,307
       US Treasury Bond 6.625% due 05/15/07             25,000            28,546
       US Treasury Bond 6.125% due 08/15/07             15,000            16,787
       US Treasury Bond 5.750% due 08/15/10             70,000            77,744
                                                                    ------------
                                                                         372,798
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
(Cost $458,396)                                                          482,463
                                                                    ------------

SHORT-TERM INVESTMENTS - 6.84%
       Highmark Money Market Fund                       81,674            81,674
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $81,674)                                                            81,674
                                                                    ------------
TOTAL INVESTMENT IN SECURITIES  99.58%
(Cost: $1,243,908)                                                     1,189,588
                                                                    ------------

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.42%                              5,026

TOTAL NET ASSETS - 100%                                             $  1,194,614
                                                                    ============

* Non-Income producing security
** Warrents: Non-income producing security

See notes to financial statements

PSA SECTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
COMMON STOCKS - 88.55%
                                                        Shares          Value
                                                        ------          -----

Consumer Discretionary - 11.48%
  *    BJ's Wholesale Club, Inc.                         1,200      $     60,924
       D.R. Horton, Inc.                                 1,300            29,055
       KB Home                                             800            23,640
       Lowe's Companies                                  1,600            54,560
       Magna International Inc.                          1,100            58,179
  *    Mohawk Industries, Inc.                             800            34,560
       Polaris Industries Inc.                           1,300            58,448
                                                                    ------------
                                                                         319,366
                                                                    ------------
Consumer Staples - 14.77%
       Alberto-Culver Co.                                1,700            71,825
       Anheuser-Busch Co's, Inc.                         1,100            45,826
  *    Constellation Brands, Inc.                        1,300            53,352
       Pepsico, Inc.                                     1,700            82,807
       Ruby Tuesday, Inc.                                1,700            29,308
  *    Safeway, Inc.                                       800            33,320
  *    Smithfield Foods, Inc.                            1,600            33,680
       Wendy's International, Inc.                       2,300            60,490
                                                                    ------------
                                                                         410,608
                                                                    ------------
Energy - 3.93%
       Apache Corp.                                        500            25,800
       Halliburton Co.                                   1,000            24,690
       Sunoco, Inc.                                        800            29,944
       Williams Companies, Inc.                          1,000            28,870
                                                                    ------------
                                                                         109,304
                                                                    ------------
Financials - 21.04%
       Ambac Financial Group, Inc.                       1,300            62,400
       Doral Financial Corp.                             1,000            34,870
       Fannie Mae                                          500            40,480
       Freddie Mac                                         800            54,256
       Golden State Bancorp Inc.                         1,900            48,184
       H&R Block, Inc.                                   2,200            74,976
       Household International, Inc                        700            36,610
       Metris Companies Inc.                             1,100            17,831
                                                                    ------------

PSA SECTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----
Financials (continued)
       Old Republic International Corp.                  2,500            63,425
       PMI Group, Inc.                                   1,300            72,085
       Roslyn Bancorp, Inc.                              1,000            18,150
       Staten Island Bancorp, Inc.                       1,200            34,728
       Washington Mutual, Inc.                             900            27,171
                                                                    ------------
                                                                         585,166
                                                                    ------------
Healthcare - 15.52%
  *    AdvancePCS                                          500            30,385
       Cardinal Health, Inc.                             1,000            67,110
  *    IVAX Corp.                                        2,200            45,210
       Johnson & Johnson                                   700            40,537
       Mylan Laboratories Inc.                           2,100            77,427
  *    Tenet Healthcare Corp.                              400            23,008
       Teva Pharmaceuticals Industries Limited             500            30,900
       UnitedHealth Group Inc.                           1,100            72,325
  *    Wellpoint Health Networks, Inc.                     400            44,636
                                                                    ------------
                                                                         431,538
                                                                    ------------
Industrial - 3.74%
       General Electric Co.                              1,100            40,051
       Tyco International Ltd.                           1,300            63,882
                                                                    ------------
                                                                         103,933
                                                                    ------------
Information Technology - 14.43%
  *    Affiliated Computer Services - A                    600            52,830
  *    Alliant Techsystems                                 500            43,630
  *    AOL Time Warner Inc.                              1,500            46,815
       Electronic Data Systems                           1,300            83,681
       First Data Corp.                                    900            60,813
  *    KLA-Tencor Corp.                                  1,500            61,290
  *    L-3 Communications Holdings, Inc.                   600            52,122
                                                                    ------------
                                                                         401,181
                                                                    ------------

PSA SECTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----
Telecommunication Services - 1.23%
       Telefonos de Mexico SA de CV (Telmex)             1,000            34,060
                                                                    ------------
Utilities - 2.41%
       MDU Resources Group, Inc.                         1,500            36,465
       Peoples Energy Corp.                                800            30,632
                                                                    ------------
                                                                          67,097
                                                                    ------------

TOTAL COMMON STOCKS (Cost $2,627,812)                                  2,462,253
                                                                    ------------

                                                      Principal
                                                        Amount          Value
                                                        ------          -----
SHORT-TERM INVESTMENTS - 10.17%
       Highmark Money Market Fund                      282,999           282,999
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $282,999)                                                          282,999
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES - 98.72%
(Cost $2,910,811)                                                      2,745,252
                                                                    ------------


ASSETS IN EXCESS OF OTHER LIABILITIES - 1.28%                             35,492

TOTAL NET ASSETS - 100%                                             $  2,780,744
                                                                    ============

*Non-income producing security

See notes to financial statements

BALDWIN LARGE CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
COMMON STOCKS - 79.89%
                                                        Shares          Value
                                                        ------          -----
Consumer Discretionary - 8.55%
  *    Best Buy Co., Inc.                                  175      $      9,607
  *    BJ's Wholesale Club, Inc.                           275            13,962
       Centex Corp.                                        250             9,565
  *    Mattel, Inc.                                        775            14,671
  *    Starbucks Corp.                                     550             9,416
       Target Corp.                                        325            10,124
                                                                    ------------
                                                                          67,345
                                                                    ------------
Consumer Staples - 3.24%
  *    Safeway, Inc.                                       150             6,247
       SYSCO Corp.                                         800            19,288
                                                                    ------------
                                                                          25,535
                                                                    ------------
Energy - 5.65%
       Apache Corp.                                        300            15,480
       EOG Resources, Inc.                                 175             6,190
       Noble Affiliates, Inc.                              150             5,545
       Schlumberger Limited                                125             6,053
       Sunoco, Inc.                                        300            11,229
                                                                    ------------
                                                                          44,497
                                                                    ------------
Financials - 13.50%
       American International Group, Inc.                  225            17,685
       Bank of New York Company, Inc.                      500            17,005
       Citigroup, Inc.                                     350            15,932
       Fannie Mae                                          225            18,216
       Fifth Third Bancorp                                 325            18,337
       Household International                             200            10,460
       Merrill Lynch & Co.                                 200             8,742
                                                                    ------------
                                                                         106,377
                                                                    ------------
Healthcare - 15.18%
  *    Amgen, Inc.                                         250            14,205
       Baxter International                                300            14,511
  *    Elan Corporation, plc Spons ADR                     150             6,847
  *    Forest Laboratories                                 200            14,876
       Johnson & Johnson                                   275            15,925
                                                                    ------------

BALDWIN LARGE CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----
Healthcare (continued)
  *    King Pharmaceuticals, Inc.                          416            16,220
       Pfizer Inc.                                         175             7,333
  *    Tenet Healthcare Corp.                              275            15,818
       Teva Pharmaceutical Industries                      225            13,905
                                                                    ------------
                                                                         119,640
                                                                    ------------
Industrial - 8.65%
  *    Concord EFS, Inc.                                   550            15,054
  *    Convergys Corp.                                     250             7,025
       General Dynamics Corp.                              175            14,280
       Minnesota Mining & Manufacturing Co.                100            10,438
       Tyco International Ltd.                             250            12,285
       Union Pacific Corp.                                 175             9,102
                                                                    ------------
                                                                          68,184
                                                                    ------------
Information Technology - 16.46%
  *    Analog Devices, Inc.                                300            11,400
  *    BEA Systems, Inc.                                   175             2,125
  *    Cadence Design Systems, Inc.                        650            13,741
  *    CIENA Corp.                                         200             3,252
  *    Cisco Systems, Inc.                                 450             7,614
  *    Citrix Systems, Inc.                                250             5,850
  *    Comverse Technology, Inc.                           100             1,881
  *    Dell Computer Corp.                                 475            11,390
       International Business Machines Corp.               125            13,509
  *    Jabil Circuit, Inc.                                 400             8,480
  *    Microsoft Corp.                                     100             5,815
  *    PeopleSoft, Inc.                                    325             9,675
  *    QUALCOMM Inc.                                       225            11,036
       Scientific-Atlanta, Inc.                            125             2,609
  *    Siebel Sysytems, Inc.                               400             6,532
  *    Sun Microsystems, Inc.                              150             1,522
  *    Sungard Data Systems, Inc.                          525            13,230
                                                                    ------------
                                                                         129,661
                                                                    ------------

BALDWIN LARGE CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----

Telecommunication Services - 4.99%
  *    Broadwing, Inc.                                     700             6,482
       SBC Communications Inc.                             175             6,669
  *    Sprint PCS Group                                    275             6,133
       Telefonos De Mexico SA de CV (Telmex)               450            15,327
  *    WorldCom, Inc.                                      350             4,707
                                                                    ------------
                                                                          39,318
                                                                    ------------
Utilities - 3.67%
  *    Calpine Corp.                                       125             3,094
       Duke Energy Corp.                                   300            11,523
       Enron Corp.                                         200             2,780
       Williams Companies, Inc.                            400            11,548
                                                                    ------------
                                                                          28,945
                                                                    ------------

TOTAL COMMON STOCKS (Cost $720,169)                                      629,502
                                                                    ------------

                                                      Principal
                                                        Amount          Value
                                                        ------          -----
SHORT-TERM INVESTMENTS - 21.35%
       Highmark Money Market Fund                      168,261           168,261
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS                                             168,261
(Cost $168,261)                                                     ------------

TOTAL INVESTMENTS IN SECURITIES - 101.24%                                797,763
(Cost $888,430)                                                     ------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.24%)                          (9,817)

TOTAL NET ASSETS - 100%                                             $    787,946
                                                                    ============

*Non-income producing security

See notes to financial statements

CUMBERLAND TAXABLE INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
PREFERRED STOCKS - 50.66%
                                                        Shares          Value
                                                        ------          -----
Municipal Preferred - 29.67%
       New Jersey Economic Development Authority
       7.600% due 02/15/29                              14,300      $    361,790
       Philadelphia Authority for Industrial Development
       6.550% due 10/15/28                               9,000           225,990
                                                                    ------------
                                                                         587,780
                                                                    ------------
Government Preferred - 20.99%
       Tennessee Valley Authority
       6.750% due 06/01/28                              10,000           262,000
       Tennessee Valley Authority
       6.500% due 05/01/29                               6,000           153,900
                                                                    ------------
                                                                         415,900
                                                                    ------------

TOTAL PREFERRED STOCKS (Cost $954,464)                                 1,003,680
                                                                    ------------

FIXED INCOME SECURITIES - 47.43%
                                                      Principal
                                                        Amount          Value
                                                        ------          -----
Inflation Indexed Notes - 47.43%
       Tennesse Valley Authority Inflation Index Note
       3.375% due 01/15/07                             246,497           248,538

       US Treasury Inflation Index Note
       3.625% due 01/15/08                             109,880           114,790

       US Treasury Inflation Index Note
       3.500% due 01/15/11                             254,987           265,107

       US Treasury Inflation Index Note
       3.625% due 04/15/28                             241,459           259,115

       US Treasury Inflation Index Note
       3.375% due 04/15/32                              50,000            51,969
                                                                    ------------

                                                                         939,519
                                                                    ------------

CUMBERLAND TAXABLE INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                      Principal
                                                        Amount          Value
                                                        ------          -----

TOTAL FIXED INCOME SECURITIES (Cost $898,995)                            939,519
                                                                    ------------

SHORT-TERM INVESTMENTS - 1.36%
       Highmark Money Market Fund                       26,974            26,974
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS                                              26,974
(Cost $26,974)                                                      ------------

TOTAL INVESTMENT IN SECURITIES - 99.45%                                1,970,173
(Cost $1,880,433)                                                   ------------

ASSETS IN EXCESS OF OTHER LIABILITIES- 0.55%                              10,913

TOTAL NET ASSETS - 100%                                             $  1,981,086
                                                                    ============

WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
COMMON STOCKS - 96.86%

                                                        Shares          Value
                                                        ------          -----

Consumer Discretionary - 8.61%
       General Motors Corp.                                175      $      7,231
       Koninklijke Philips Electronics N.V.                450            10,147
  *    Liberty Media Corp., Class A                        775             9,060
                                                                    ------------
                                                                          26,438
                                                                    ------------
Consumer Staples - 8.46%
       ConAgra Foods, Inc.                                 550            12,595
       Pepsico, Inc.                                       275            13,395
                                                                    ------------
                                                                          25,990
                                                                    ------------
Energy - 12.60%
       ChevronTexaco Corp.                                 100             8,855
       Royal Dutch Petroleum Co.                           200            10,102
       Schlumberger Limited                                225            10,895
       Unocal Corp.                                        275             8,855
                                                                    ------------
                                                                          38,707
                                                                    ------------
Financials - 10.15%
       Citigroup Inc.                                      250            11,380
       J.P. Morgan Chase & Co.                             275             9,724
       Mellon Financial Corp.                              300            10,080
                                                                    ------------
                                                                          31,184
                                                                    ------------
Healthcare - 11.01%
       Beckman Coulter, Inc.                               250            10,618
       Bristol-Myers Squibb Co.                            225            12,026
       Merck & Co.                                         175            11,167
                                                                    ------------
                                                                          33,811
                                                                    ------------
Industrial - 9.07%
  *    AMR Corp.                                           300             5,460
       Emerson Electric Co.                                250            12,255
       Pall Corp.                                          500            10,150
                                                                    ------------
                                                                          27,865
                                                                    ------------

WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================
                                                        Shares          Value
                                                        ------          -----
Information Technology - 21.66%
       International Business Machines Corp.               125            13,509
  *    Microsoft Corp.                                     200            11,630
       Motorola, Inc.                                      625            10,231
  *    Sun Microsystems, Inc.                              900             9,135
       Texas Instruments Inc.                              450            12,595
  *    Vishay Intertechnology, Inc.                        500             9,435
                                                                    ------------
                                                                          66,535
                                                                    ------------
Materials - 6.26%
       E.I. du Pont de Nemours and Co.                     175             6,998
       International Paper Co.                             225             8,055
       Vulcan Materials Co.                                100             4,157
                                                                    ------------
                                                                          19,210
                                                                    ------------
Telecommunication Services - 6.50%
       AT&T Corp.                                          575             8,769
       Verizon Communications Inc.                         225            11,207
                                                                    ------------
                                                                          19,976
                                                                    ------------
Utilities - 2.54%
       Williams Companies, Inc.                            270             7,795
                                                                    ------------

TOTAL COMMON STOCKS (Cost $337,507)                                      297,511
                                                                    ------------

                                                      Principal
                                                        Amount          Value
                                                        ------          -----

SHORT-TERM INVESTMENTS - 3.65%
       Highmark Money Market Fund                       11,221            11,221
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS                                              11,221
(Cost $11,221)                                                      ------------

TOTAL INVESTMENTS IN SECURITIES - 100.51%                                308,732
(Cost $348,728)                                                     ------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.51%)                          (1,581)

TOTAL NET ASSETS - 100%                                             $    307,151
                                                                    ============
*Non-income producing security

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001                                          Penn Street Fund, Inc.
================================================================================

                                                                            Baldwin       Cumberland   Walnut Asset
                                               McGlinn                       Large         Taxable      Management
                                              Balanced      PSA Sector     Cap Growth       Income        Equity
                                              Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                             -----------    -----------    -----------    -----------   -----------
ASSETS
   Investment in securities, at value
   (cost $1,243,908; $2,910,811; $888,430;
   $1,880,433 and $348,728 respectively)     $ 1,189,588    $ 2,745,252    $   797,763    $ 1,970,173   $   308,732
   Receivables:
      Interest and dividends                       9,446          1,702            917         16,088           620
      Investments sold                                --         38,313          5,282             --            --
      Fund shares sold                                --             81             --             --            --
      Investment advisor                           1,199            942            824            528         1,637
      Other                                          734             --             --             --            --
                                             -----------    -----------    -----------    -----------   -----------
Total assets                                   1,200,967      2,786,290        804,786      1,986,789       310,989
                                             -----------    -----------    -----------    -----------   -----------
LIABILITIES
   Payable for securities purchased                   --             --         11,523             --            --
   Payable for fund shares redeemed                   --             --             --             --            --
   Distribution payable                                2             --             --             --            --
   Accrued expenses                                6,351          5,546          5,317          5,703         3,838
                                             -----------    -----------    -----------    -----------   -----------
Total liabilities                                  6,353          5,546         16,840          5,703         3,838
                                             -----------    -----------    -----------    -----------   -----------

NET ASSETS                                   $ 1,194,614    $ 2,780,744    $   787,946    $ 1,981,086   $   307,151
                                             ===========    ===========    ===========    ===========   ===========

Shares outstanding                                95,954        260,668         80,555        143,876        30,394
Net asset value, offering and redemption
   price per share                           $     12.45    $     10.67    $      9.78    $     13.77   $     10.11
                                             ===========    ===========    ===========    ===========   ===========

Net assets consist of:
   Paid-in capital                           $ 2,014,615    $ 3,119,216    $   901,612    $ 1,811,420   $   490,160
   Undistributed net investment income             1,785             --          3,061         68,046       226,774
   Accumulated net realized gain/(loss)
   on investments                               (767,466)      (172,913)       (26,060)        11,880      (369,787)
   Unrealized appreciation/(depreciation)
   of investments                                (54,320)      (165,559)       (90,667)        89,740       (39,996)
                                             -----------    -----------    -----------    -----------   -----------
TOTAL NET ASSETS                             $ 1,194,614    $ 2,780,744    $   787,946    $ 1,981,086   $   307,151
                                             ===========    ===========    ===========    ===========   ===========

See notes to financial statements

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2001                       Penn Street Fund, Inc.
================================================================================

                                                                   Baldwin     Cumberland  Walnut Asset
                                          McGlinn                   Large       Taxable     Management
                                         Balanced    PSA Sector   Cap Growth     Income       Equity
                                         Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                         ---------    ---------    ---------    ---------    ---------
INVESTMENT INCOME
   Interest                              $  31,444    $   7,795    $  13,604    $  47,030    $     586
   Dividends                                13,002       27,224        1,522       51,468        1,593
                                         ---------    ---------    ---------    ---------    ---------
      Total income                          44,446       35,019       15,126       98,498        2,179
                                         ---------    ---------    ---------    ---------    ---------

EXPENSES
   Investment management fees                8,248       15,383        2,739        5,373          515
   Shareholder servicing fees                1,682        3,277          688        1,928          172
   Administration, accounting
   and transfer agent                        8,247       15,483        2,973        8,831          490
   Co-Administration                           302          701          178          465           78
   Professional fees                         9,781       10,437        7,234        9,616        2,515
   Custody fees                              3,631        9,194        2,014        2,594        2,566
   Directors' fees and expenses              1,713        2,034        1,984        2,001        1,327
   Other operating expenses                  4,463        3,526        3,526        3,526          558
                                         ---------    ---------    ---------    ---------    ---------
      Total expenses before
      reimbursements                        38,067       60,035       21,336       34,334        8,221
         Less: reimbursements              (14,068)     (15,218)     (12,448)      (8,843)      (6,526)
                                         ---------    ---------    ---------    ---------    ---------
         Total expenses after
         reimbursements                     23,999       44,817        8,888       25,491        1,695
                                         ---------    ---------    ---------    ---------    ---------
Net investment income/(loss)                20,447       (9,798)       6,238       73,007          484
                                         ---------    ---------    ---------    ---------    ---------

NET REALIZED GAIN/(LOSS) FROM:
   Investment securities                       598     (159,610)     (26,060)      11,880           74
                                         ---------    ---------    ---------    ---------    ---------

NET CHANGE IN UNREALIZED APPRECIATION/
(DEPRECIATION) FROM:
   Investment securities                   (80,665)    (208,016)     (90,667)      85,226      (39,996)
                                         ---------    ---------    ---------    ---------    ---------

NET CHANGE REALIZED AND UNREALIZED
GAIN/(LOSS) FROM INVESTMENTS               (80,067)    (367,626)    (116,727)      97,106      (39,922)
                                         ---------    ---------    ---------    ---------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                $ (59,620)   $(377,424)   $(110,489)   $ 170,113    $ (39,438)
                                         =========    =========    =========    =========    =========

See notes to financial statements

MCGLINN BALANCED PORTFOLIO
Statement of Changes in Net Assets                        Penn Street Fund, Inc.
================================================================================
                                                    Year ended      Year ended
                                                    October 31,     October 31,
                                                       2001            2000
                                                   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
   Net investment income                           $     20,447    $     39,277
   Net realized gain /(loss) on investments                 598         (83,920)
   Net change in unrealized appreciation/
      (depreciation) on investments                     (80,665)        144,938
                                                   ------------    ------------
   Net increase/(decrease) in net assets
      resulting from operations                         (59,620)        100,295
                                                   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                (18,662)        (45,370)
   Realized gains                                            --              --
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Decrease in net assets derived from
      capital share transactions                       (181,141)     (1,370,407)
                                                   ------------    ------------

   Total decrease in net assets                        (259,423)     (1,315,482)
                                                   ------------    ------------

NET ASSETS:
   Beginning of period                                1,454,037       2,769,519
                                                   ------------    ------------
   End of period                                   $  1,194,614    $  1,454,037
                                                   ============    ============

                               Year ended                    Year ended
                            October 31, 2001              October 31, 2000
                          Shares        Value           Shares         Value
                          -------   ------------       --------    ------------
Shares sold                 1,531   $     20,215         17,819    $    229,797
Shares reinvested           1,064         13,824          2,939          37,718
Shares redeemed           (16,410)      (215,180)      (126,990)     (1,637,922)
                          -------   ------------       --------    ------------
Increase/(decrease)       (13,815)  $   (181,141)      (106,232)   $ (1,370,407)
                          =======   ============       ========    ============

See notes to financial statements

PSA SECTOR PORTFOLIO
Statement of Changes in Net Assets                        Penn Street Fund, Inc.
================================================================================
                                                                  For the Period
                                                                    August 30,
                                                                      2000*
                                                    Year ended        through
                                                    October 31,     October 31,
                                                       2001            2000
                                                   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
   Net investment (loss)                           ($     9,798)   ($       667)
   Net realized (loss) on investments                  (159,610)        (13,303)
   Net change in unrealized appreciation/
      (depreciation) on investments                   (208, 016)         42,457
                                                   ------------    ------------
   Net increase/(decrease) in net assets
      resulting from operations                        (377,424)         28,487

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                     --              --
   Realized gains                                            --              --
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets derived from
      capital share transactions                      1,462,981       1,666,700
                                                   ------------    ------------

   Total increase in net assets                       1,085,557       1,695,187
                                                   ------------    ------------

NET ASSETS:
   Beginning of period                                1,695,187              --
                                                   ------------    ------------
   End or period                                   $  2,780,744    $  1,695,187
                                                   ============    ============

                               Year ended        For the Period August 30, 2000*
                            October 31, 2001         through October 31, 2000
                          Shares        Value           Shares         Value
                          -------   ------------       --------    ------------
Shares sold               124,516   $  1,488,696        138,420    $  1,666,700
Shares reinvested              --             --             --              --
Shares redeemed            (2,268)       (25,715)            --              --
                          -------   ------------       --------    ------------
Increase/(decrease)       122,248   $  1,462,981        138,420    $  1,666,700
                          =======   ============        =======    ============

*Commencement of operations

See notes to financial statements

BALDWIN LARGE-CAP GROWTH PORTFOLIO
Statement of Changes in Net Assets                        Penn Street Fund, Inc.
================================================================================
                                                                  For the Period
                                                                    August 30,
                                                                      2000*
                                                    Year ended        through
                                                    October 31,     October 31,
                                                       2001            2000
                                                   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
   Net investment income                           $      6,238    $      1,971
   Net realized gain/(loss) on investments              (26,060)             --
   Net change in unrealized appreciation/
      (depreciation)on investments                      (90,667)             --
                                                   ------------    ------------
   Net increase/(decrease) in net assets
      resulting from operations                        (110,489)          1,971

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                 (3,177)         (1,971)
   Realized gains                                            --              --
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets derived from
      capital share transactions                        440,291         461,321
                                                   ------------    ------------

   Total increase in net assets                         326,625         461,321
                                                   ------------    ------------

NET ASSETS:
   Beginning of period                                  461,321              --
                                                   ------------    ------------
   End or period                                   $    787,946    $    461,321
                                                   ============    ============

                               Year ended        For the Period August 30, 2000*
                            October 31, 2001         through October 31, 2000
                          Shares        Value           Shares         Value
                          -------   ------------       --------    ------------
Shares sold                50,429   $    537,850         38,193    $    459,350
Shares reinvested             264          3,177            164           1,971
Shares redeemed            (8,495)      (100,736)            --              --
                          -------   ------------       --------    ------------
Increase/(decrease)        42,198   $    440,291         38,357    $    461,321
                          =======   ============       ========    ============

*Commencement of operations

See notes to financial statements

CUMBERLAND TAXABLE INCOME PORTFOLIO
Statement of Changes in Net Assets                        Penn Street Fund, Inc.
================================================================================
                                                                  For the Period
                                                                    August 30,
                                                                      2000*
                                                    Year ended        through
                                                    October 31,     October 31,
                                                       2001            2000
                                                   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
   Net investment income                           $     73,007    $      3,305
   Net realized gain on investments                      11,880              --
   Net change in unrealized appreciation
      on investments                                     85,226           4,514
                                                   ------------    ------------
   Net increase in net assets resulting
      from operations                                   170,113           7,819

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                 (4,961)         (3,305)
   Realized gains                                            --              --
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets derived from
      capital share transactions                      1,246,943         564,477
                                                   ------------    ------------

   Total increase in net assets                       1,412,095         568,991
                                                   ------------    ------------

NET ASSETS:
   Beginning of period                                  568,991              --
                                                   ------------    ------------
   End or period                                   $  1,981,086    $    568,991
                                                   ============    ============

                               Year ended        For the Period August 30, 2000*
                            October 31, 2001         through October 31, 2000
                          Shares        Value           Shares         Value
                          -------   ------------       --------    ------------
Shares sold               110,856   $  1,431,841         47,363    $    568,672
Shares reinvested             399          4,961            273           3,305
Shares redeemed           (14,392)      (189,859)          (623)         (7,500)
                          -------   ------------       --------    ------------
Increase/(decrease)        96,863   $  1,246,943         47,013    $    564,477
                          =======   ============       ========    ============

*Commencement of operations

See notes to financial statements

WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
Statement of Changes in Net Assets                        Penn Street Fund, Inc.
================================================================================
                                                    Year ended      Year ended
                                                    October 31,     October 31,
                                                       2001            2000
                                                   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
   Net investment income                           $        484    $    321,211
   Net realized gain/(loss) on investments                   74        (243,177)
   Net change in unrealized appreciation/
      (depreciation)on investments                      (39,996)        134,631
                                                   ------------    ------------
   Net increase/(decrease) in net assets
      resulting from operations                         (39,438)        212,665

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                     --         (95,212)
   Realized gains                                            --              --
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Increase/(decrease) in net assets
      derived from capital share transactions           341,547     (12,956,452)
                                                   ------------    ------------

   Total increase/(decrease) in net assets              302,109     (12,838,999)
                                                   ------------    ------------

NET ASSETS:
   Beginning of period                                    5,042      12,844,041
                                                   ------------    ------------
   End or period                                   $    307,151    $      5,042
                                                   ============    ============

                               Year ended                    Year ended
                            October 31, 2001              October 31, 2000
                          Shares        Value           Shares         Value
                          -------   ------------       --------    ------------
Shares sold                29,922   $    341,547          1,400    $     13,825
Shares reinvested              --             --         10,628          95,212
Shares redeemed                --             --     (1,440,728)    (13,065,489)
                          -------   ------------       --------    ------------
Increase/(decrease)        29,922   $    341,547     (1,428,700)   $(12,956,452)
                          =======   ============       ========    ============

See notes to financial statements

MCGLINN BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout each period            Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                Year ended      Year ended      Year ended      Year ended      Year ended
                                                 10/31/01        10/31/00       10/31/99(1)      10/31/98        10/31/97
                                                ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $    13.25      $    12.82      $    10.89      $    11.37      $    10.82
                                                ----------      ----------      ----------      ----------      ----------
   Net Income from investment operations:
   Net investment income                              0.20            0.23            0.12            0.05            0.02
                                                ----------      ----------      ----------      ----------      ----------
   Net realized and unrealized gain (loss)
      on investments                                 (0.82)           0.49            2.00           (0.41)           1.41
                                                ----------      ----------      ----------      ----------      ----------
   Total from investment operations                  (0.62)           0.72            2.12           (0.36)           1.43
                                                ----------      ----------      ----------      ----------      ----------
   Less distributions
      Distributions from net investment
      income                                         (0.18)          (0.29)          (0.15)          (0.05)          (0.04)
   Distributions from realized gains                    --              --           (0.04)          (0.07)          (0.84)
                                                ----------      ----------      ----------      ----------      ----------
   Total distributions                               (0.18)          (0.29)          (0.19)          (0.12)          (0.88)
                                                ----------      ----------      ----------      ----------      ----------
   Net asset value, end of period               $    12.45      $    13.25      $    12.82      $    10.89      $    11.37
                                                ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                         (4.72%)          5.66%          19.45%          (3.18%)         13.57%
                                                ==========      ==========      ==========      ==========      ==========
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)     $    1,195      $    1,454      $    2,770      $    3,060      $   26,056
                                                ==========      ==========      ==========      ==========      ==========
   Ratio of expenses to average net assets:
   Before reimbursement of expenses
      by advisor                                      2.77%           2.31%           1.90%           1.99%           1.71%
   After reimbursement of expenses
      by advisor                                      1.75%           2.25%           1.90%           1.99%           1.71%
   Ratio of net investment income to average
   net assets:
      Before reimbursement of expenses
      by advisor                                      1.49%           1.66%           1.02%           0.17%           0.20%
      After reimbursement of expenses
      by advisor                                      2.51%           1.72%           1.02%           0.17%           0.20%
   Portfolio turnover rate                              62%            140%            194%             44%             25%

(1) On April 5, 1999 the Portfolio's investment objectives were changed from "high total return, with emphasis on capital appreciation" to "long-term growth with moderate income" and McGlinn Capital Management, Inc. was retained as the Portfolio's new investment advisor.

See notes to financial statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period            Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                                                            Baldwin        Baldwin       Cumberland   Cumberland
                                                                             Large          Large          Taxable      Taxable
                                            PSA Sector     PSA Sector      Cap Growth     Cap Growth        Income       Income
                                            Year Ended    08/30/00* to    Year Ended     08/30/00* to     Year Ended  08/30/00* to
                                             10/31/01       10/31/00        10/31/01       10/31/00        10/31/01     10/31/00
                                            ----------     ----------      ----------     ----------      ----------   ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $    12.25     $    12.00      $    12.03     $    12.00      $    12.10   $   12.00
                                            ----------     ----------      ----------     ----------      ----------   ---------
Net income from investment operations:
   Net investment income                         (0.04)         (0.01)           0.14           0.08            0.66        0.09
Net realized and unrealized gain/(loss)
   on investments                                (1.54)          0.26           (2.29)            --            1.09        0.08
                                            ----------     ----------      ----------     ----------      ----------   ---------
Total from investment operations                 (1.58)          0.25           (2.15)          0.08            1.75        0.17
                                            ----------     ----------      ----------     ----------      ----------   ---------
   Less distributions
      Distributions from net
      investment income                             --             --           (0.10)         (0.05)          (0.08)      (0.07)
      Distributions from net
      realized gains                                --             --              --             --              --          --
                                            ----------     ----------      ----------     ----------      ----------   ---------
      Total distributions                           --             --           (0.10)         (0.05)          (0.08)      (0.07)
                                            ----------     ----------      ----------     ----------      ----------   ---------

Net asset value, end of period              $    10.67     $    12.25      $     9.78     $    12.03      $    13.77   $   12.10
                                            ==========     ==========      ==========     ==========      ==========   =========

TOTAL RETURN                                    (12.90%)         2.08%(2)      (18.05%)         0.68%(2)       14.54%       1.42%
                                            ==========     ==========      ==========     ==========      ==========   =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $    2,781     $    1,695      $      788     $      461      $    1,981   $     569
                                            ==========     ==========      ==========     ==========      ==========   =========
   Ratio of expenses to average net assets:
      Before reimbursement of expenses
         by advisor                               2.34%          3.59%(1)        4.20%          9.48%(1)        2.36%       5.21%(1)
      After reimbursement of expenses
         by advisor                               1.75%          1.65%(1)        1.75%          1.63%(1)        1.75%       1.64%(1)
   Ratio of net investment income (loss) to
         average net assets:
      Before reimbursement of expenses
         by advisor                              (0.38%)        (2.30%)(1)       1.23%         (4.13%)(1)       5.00%       0.11%(1)
      After reimbursement of expenses
         by advisor                               0.21%         (0.36%)(1)       3.68%          3.72%(1)        5.61%       3.68%(1)
   Portfolio turnover rate                         252%            41%             20%             0%             29%          0%

*Commencement of operations

(1)  Annualized
(2)  Not annualized

See notes to financial statements

WALNUT ASSET MANAGEMENT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period  Penn Street Fund, Inc.
--------------------------------------------------------------------------------

                                               Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                               10/31/01(1)      10/31/00        10/31/99        10/31/98        10/31/97
                                               ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $    10.67      $     8.99      $     9.55      $     9.42      $    10.48
                                               ----------      ----------      ----------      ----------      ----------
   Net income from investment operations:
      Net investment income                          0.05            0.38            0.59            0.43            0.47
      Net realized and unrealized
      gain/(loss) on investments                    (0.61)           1.37           (0.69)           0.43           (0.06)
                                               ----------      ----------      ----------      ----------      ----------
   Total from investment operations                 (0.56)           1.75           (0.10)           0.86            0.41
                                               ----------      ----------      ----------      ----------      ----------
   Less distributions
      Distributions from net investment
      income                                           --           (0.07)          (0.46)          (0.43)          (0.90)
      Distributions from net realized gains            --              --              --           (0.30)          (0.57)
                                               ----------      ----------      ----------      ----------      ----------
      Total distributions                              --           (0.07)          (0.46)          (0.73)          (1.47)
                                               ----------      ----------      ----------      ----------      ----------

Net asset value, end of period                 $    10.11      $    10.67      $     8.99      $     9.55      $     9.42
                                               ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                        (5.25%)         19.64%          (1.04%)          9.15%           4.19%
                                               ==========      ==========      ==========      ==========      ==========
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)    $      307      $        5      $   12,844      $   20,321      $   11,411
                                               ==========      ==========      ==========      ==========      ==========
   Ratio of expenses to average net assets:
      Before reimbursement of expenses
         by advisor                                  8.26%           1.67%           1.44%           1.81%           1.72%
      After reimbursement of expenses
         by advisor                                  1.71%           1.65%           1.44%           1.81%           1.72%
   Ratio of net investment income to
      average net assets:
      Before reimbursement of expenses
         by advisor                                  0.49%           4.50%           4.84%           4.46%           5.39%
      After reimbursement of expenses
         by advisor                                  7.04%           4.52%           4.84%           4.46%           5.39%

   Portfolio turnover rate                              1%            126%            107%             43%             22%

(1) On July 17, 2001, the Portfolio's investment objectives were changed to achieve a high rate of Total Return, with emphasis on capital appreciation, to an objective of providing a competitive Total Return over the long-term while minimizing downside risk.

See notes to financial statements

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES AND OTHER INFORMATION

Penn Street Fund, Inc. (the "Fund"), was organized as a Maryland corporation on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently is authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue an indefinite number of series and share classes. The Fund currently offers shares in five series, The McGlinn Balanced Portfolio, The Walnut Asset Management Equity Portfolio, The Cumberland Taxable Income Portfolio, The Baldwin Large-Cap Growth Portfolio and The Penn Street Advisors Sector Rotational Portfolio (PSA Sector Portfolio) (collectively the "Portfolios"). The investment objectives of each Portfolio is set forth below.

The McGlinn Balanced Portfolio changed investment objectives on April 5, 1999. The Portfolio's current investment objective is to provide long-term growth with moderate income using a flexible asset allocation approach that emphasizes the selection of securities (typically 60% domestic equity securities and 40% in domestic fixed income securities) that provide sufficient current income to reduce downside risk.

The Walnut Asset Management Equity Portfolio changed investment objectives on July 17, 2001. In addition, the Portfolio's name changed from the Global Income Portfolio. The Portfolio's current investment objective is to provide long-term growth by primarily investing in stocks of large and mid-cap U.S. companies ($5 to $500 billion in market capitalization). The Portfolio's Advisor believes that a blended portfolio consisting primarily of value stocks that are selling at a discount to their peer group will offer investors an above-average potential for long term capital appreciation.

The Cumberland Taxable Income Portfolio commenced investment operations on August 30, 2000. The Portfolio's current investment objective is to maximize return by using a top-down investment style employing general economic overviews supplemented by input from traditional Wall Street and governmental sources.

The Baldwin Large-Cap Growth Portfolio commenced investment operations on August 30, 2000. The Portfolio's investment objective is to provide long-term capital appreciation by investing in the stocks of large capitalization U.S. and foreign companies that the advisor believes are undervalued and offer above average potential for capital appreciation.

The PSA Sector Portfolio commenced investment operations on August 30, 2000. The Portfolio's investment objective is provide long-term capital appreciation by investing in a combination of equity securities, cash and money markets or cash equivalent products.

The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A.   SECURITY VALUATION.
Each Portfolio's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m. (3:00 p.m. for securities of Fixed Income Portfolios), New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Directors. Short-term investments are valued at amortized cost, which approximates fair value.

B.   FEDERAL INCOME TAXES.
No provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund.

C.   INVESTMENT TRANSACTIONS.
Investment transactions are recorded on the trade date. Realized gains and losses are determined using the highest cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities are amortized to income over their respective lives. Dividend income is recorded on the ex- dividend date, or as soon as information is available to the Fund.

D.   DISTRIBUTIONS TO SHAREHOLDERS.
Except for the McGlinn Balanced Portfolio, which currently declares dividends quarterly, each Portfolio generally declares dividends annually, payable in December, on a date selected by the Fund's Board of Directors. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date.

E.   USE OF ESTIMATES.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENTS

For the fiscal year ended October 31, 2001 the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $803,035 and $1,026,153, respectively, for the McGlinn Balanced Portfolio, $7,177,180 and
$5,989,571, respectively, for the PSA Sector Portfolio, $795,502 and $49,244, respectively for the Baldwin Large- Cap Growth Portfolio, $1,691,708 and $397,040 respectively, for the Cumberland Taxable Income Portfolio, and $338,072 and $626, respectively, for the Walnut Asset Management Equity Portfolio.

At October 31, 2001, net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $60,523 and $(114,843), respectively, for the McGlinn Balanced Portfolio, $77,885 and $(243,444), respectively, for the PSA Sector Portfolio, $16,539 and ($107,206), respectively for the Baldwin Large-Cap Growth Portfolio, $91,882 and $(2,142), respectively, for the Cumberland Taxable Income Portfolio, and $3,030 and $(43,026), respectively, for the Walnut Asset Management Equity Portfolio.

On October 31, 2001, the McGlinn Balanced Portfolio had a capital loss carry forward of $767,466, which expires $652,058 in 2006, $31,488 in 2007 and $83,920 in 2008, the PSA Sector Portfolio had a capital loss carry forward of $172,913 which expires $13,303 in 2008 and $159,610 in 2009, the Baldwin Large-Cap Growth Portfolio had a capital loss carry forward of $26,060 which expires in 2009, and the Walnut Asset Management Equity Portfolio had a capital loss carry forward of $369,787, which expires $126,610 in 2007 and $243,177 in 2008.

(3)  INVESTMENT MANAGEMENT FEE AND ADMINISTRATION FEE

Investment Advisory Agreements. Effective August 30, 2000 Millennium Capital Advisors of PA "MCA of PA" (formally Penn Street Advisors) provided investment management services to the PSA Sector portfolio under an Investment Advisory Agreement. MCA of PA provides the Portfolio with continuous investment programs, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, MCA of PA is paid a monthly fee which is equal to the annual rate of 0.60% of the PSA Sector Portfolio's average daily net assets.

Effective April 5, 1999 McGlinn Capital Management, Inc. ("McGlinn") was retained to provide investment management services to the McGlinn Balanced Portfolio under an Investment Advisory Agreement. McGlinn provides the Portfolio with continuous investment programs, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, McGlinn is paid a monthly fee which is equal to the annual rate of 0.60% of the Portfolio's average daily net assets. For periods prior to April 5, 1999 MCA of PA provided investment management services to the McGlinn Balanced Portfolio.

Effective August 30, 2000, Baldwin Investment Management, LLC ("Baldwin") and Cumberland Advisors, Inc. ("Cumberland") were retained to provide investment management services to the Baldwin Large-Cap Growth Portfolio and the Cumberland Taxable Income Portfolio, respectively, under separate Investment Advisory Agreements. Both Baldwin and Cumberland provide their respective Portfolios with continuous investment programs, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for their services, Baldwin will be paid a monthly fee which is equal to the annual rate of 0.60% of the Baldwin Large-Cap Growth Portfolio's average daily net assets and Cumberland will be paid a monthly fee which is equal to the annual rate of 0.38% of the Cumberland Taxable Income Portfolio's average daily net assets.

Administration Agreement. Prior to September 1, 2001, MCA of PA also served as the Administrator of the Fund under an Administration Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services, MCA of PA was paid a monthly fee which is equal to the annual rate of 0.55% of each of the Portfolio's average daily net assets. For periods prior to August 30, 2000, the administration fees paid to MCA of PA by the McGlinn Balanced Portfolio were calculated at the annual rate of 0.60% of the Portfolio's average daily net assets. On September 1, 2001, Citco-Quaker Fund Services, Inc. succeeded MCA of PA as the provider of these services under a written agreement with the Fund of same date.

Effective September 22, 2000, MCA of PA has voluntarily agreed to limit each Portfolio's operating expenses to 1.75% of each Portfolio's average net assets. This expense limitation is voluntary and may be discontinued at any time. For the period from August 30, 2000 (commencement of operations) to September 21, 2000 Penn Street had limited the operating expenses of the PSA Sector Portfolio, the Baldwin Large-Cap Growth Portfolio, and the Cumberland Taxable Income Portfolio to 1.50% of each Portfolio's average daily net assets.


(4)  DISTRIBUTION PLANS

The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the 1940 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast Consultants, Inc. ("East Coast") for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares. For periods prior to September 22, 2000 the Distribution Plans provided for monthly payments to East Coast at the annual rate of 0.25% of each Portfolio's average net assets.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.

(5)  Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of MCA of PA and East Coast.

To the Shareholders and Board of Directors
The Penn Street Fund, Inc.
Malvern, Pennsylvania

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of The Penn Street Fund, Inc. ("the Fund") (comprising, respectively, the McGlinn Balanced Portfolio, the Penn Street Advisors Sector Rotational Portfolio, the Baldwin Large-Cap Growth Portfolio, the Cumberland Taxable Income Portfolio and the Walnut Asset Management Equity Portfolio) as of October 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the period ended October 31, 2000 and the financial highlights for the periods ended October 31, 1997 through October 31, 2000 were audited by other auditors whose reports, dated November 20, 2000, expressed an unqualified opinion on the statements of changes in net assets and on the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the McGlinn Balanced Portfolio, the Penn Street Advisors Sector Rotational Portfolio, the Baldwin Large-Cap Growth Portfolio, the Cumberland Taxable Income Portfolio and the Walnut Asset Management Equity Portfolio of The Penn Street Fund, Inc. as of October 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the year ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Reading, Pennsylvania
November 30, 2001

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the McGlinn Balanced Portfolio, the Penn Street Advisors Sector Rotational Portfolio, the Baldwin Large-Cap Growth Portfolio, the Cumberland Taxable Income Portfolio and the Walnut Asset Management Equity Portfolio of The Penn Street Fund, Inc. as of October 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the year ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Reading, Pennsylvania
November 30, 2001